UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

 Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 20, 2004

(Date of Report, date of earliest event reported)

Stage Stores, Inc.

(Exact name of registrant as specified in its charter)

001-14035

(Commission File Number)

NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)
10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(713) 667-5601

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits
    Financial statements of business acquired.

    Not applicable.

    Pro forma financial information.

    Not applicable.

    Exhibits.

99.1 News Release issued by Stage Stores, Inc. on May 20, 2004 announcing results for the first quarter ended May 1, 2004 and provides second quarter and full year earnings guidance.

ITEM 12. Results of Operations and Financial Condition

On May 20, 2004, Stage Stores Inc. issued a news release announcing results for the first quarter ended May 1, 2004 and provides second quarter and full year earnings guidance.  A copy of the news release is attached to this Form 8-K as Exhibit 99.1.

The attached News Release and the information in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                STAGE STORES, INC.

May 24, 2004                                                                          s/ Michael E. McCreery

(Date)                                                                                      Michael E. McCreery

                                                                                                Executive Vice President and Chief

                                                                                                Financial Officer